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                                                                EXHIBIT 99.2

                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Michael J. Dreller, Vice President, Finance and Chief Financial Officer of Falcon Products, Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) such quarterly report on Form 10-Q of the Company for the period ended May 3, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) the information contained in such Form 10-Q of the Company for the period ended May 3, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 16, 2003                              /s/ Michael J. Dreller
                                                 ----------------------
                                                 Michael J. Dreller
                                                 Vice President, Finance and
                                                 Chief Financial Officer